NATIONWIDE VARIABLE INSURANCE TRUST

American Century NVIT Multi Cap Value Fund	NVIT Multi-Manager International Value Fund
BlackRock NVIT Equity Dividend Fund (formerly, Invesco NVIT Comstock Value Fund)	NVIT Multi-Manager Large Cap Growth Fund
Federated NVIT High Income Bond Fund	NVIT Multi-Manager Large Cap Value Fund
Neuberger Berman NVIT Multi Cap Opportunities Fund	NVIT Multi-Manager Mid Cap Growth Fund
Neuberger Berman NVIT Socially Responsible Fund	NVIT Multi-Manager Mid Cap Value Fund
NVIT Bond Index Fund	NVIT Multi-Manager Small Cap Growth Fund
NVIT Core Bond Fund	NVIT Multi-Manager Small Cap Value Fund
NVIT Core Plus Bond Fund	NVIT Multi-Manager Small Company Fund
NVIT Government Bond Fund	NVIT Multi Sector Bond Fund
NVIT Government Money Market Fund (formerly, NVIT Money Market Fund)	NVIT Nationwide Fund
NVIT International Equity Fund	NVIT Real Estate Fund
NVIT International Index Fund	NVIT S&P 500 Index Fund
NVIT Large Cap Growth Fund	NVIT Short Term Bond Fund
NVIT Mid Cap Index Fund	NVIT Small Cap Index Fund
NVIT Multi-Manager International Growth Fund	Templeton NVIT International Value Fund

Supplement dated June 15, 2017
to the Statement of Additional Information ("SAI") dated May 1, 2017

Capitalized terms and certain other terms used in this supplement, unless otherwise defined in this supplement, have the meanings assigned to them in the SAI.

NVIT Multi-Manager International Value Fund

1.
At a meeting of the Board of Trustees (the "Board") of Nationwide Variable Insurance Trust (the "Trust") held on June 14, 2017, the Board approved the termination of J.P. Morgan Investment Management Inc. ("JPMorgan") as a subadviser to the NVIT Multi-Manager International Value Fund (the "Fund") and approved the appointment of Thompson, Siegel & Walmsley LLC ("TSW") as a new subadviser to the Fund.  This change is anticipated to be implemented on or about July 10, 2017 (the "Effective Date").

2.	As of the Effective Date:

a.	The following replaces the information regarding the Fund under the heading "Investment Advisory and Other Services – Subadvisers" on page 81 of the SAI:

Fund	Subadviser
NVIT Multi-Manager International Value Fund	Dimensional Fund Advisors LP Thompson, Siegel & Walmsley LLC

b.	All references to, and information regarding, JPMorgan, as it relates solely to the Fund, on page C-2 of the SAI, are hereby deleted in their entirety.
c.	The subsection "Investments in Each Fund" under the heading "Appendix C – Portfolio Managers" is amended to include the following:

Name of Portfolio Manager	Fund Name	Dollar Range of Investments in Each Fund (as of May 31, 2017)
Thompson, Siegel & Walmsley LLC
Brandon H. Harrell, CFA	NVIT Multi-Manager International Value Fund	None

d.
The paragraph related to TSW under the subsection "Description of Compensation Structure" under the heading "Appendix C – Portfolio Managers" is deleted in its entirety and replaced with the following:

TSW believes the firm's compensation structure is competitive within the industry, both nationally and regionally. The Portfolio Manager for the NVIT Multi-Manager International Value Fund is Brandon H. Harrell, CFA, and the Portfolio Manager for the NVIT Multi-Manager Mid Cap Value Fund is Brett P. Hawkins, CFA.  Both are considered key employees and are subject to the following compensation description:
TSW's compensation strategy is to provide competitive base salaries commensurate with an individual's responsibility and provide incentive bonus awards that may significantly exceed base salary. Annually, the TSW Remuneration Committee is responsible for determining the discretionary bonus, utilizing an analytical and qualitative assessment process.  While it is not a formulaic decision, factors used to determine compensation are: commitment to TSW's core values (Focus, Integrity, Teamwork, and Excellence), long-term performance, the product's strategic position in the overall success of TSW, and support of marketing/client service commitments. Some associates may be awarded cash bonuses and deferred TSW equity grants. All qualified employees participate in the TSW Employees' Retirement Plan.

e.	All references to, and information regarding, Georgina P. Maxwell, Jeroen Huysinga, and Demetris Georghiou, CFA, on pages C-25 and C-26 of the SAI, are hereby deleted in their entirety.

f.	The subsection "Other Managed Accounts" under the heading "Appendix C -- Portfolio Managers" is amended to include the following:

Name of Portfolio Manager	Managed by Each Portfolio Manager and Total Assets by Category (As of May 31, 2017)
Thompson, Siegel & Walmsley LLC
Brandon H. Harrell, CFA	Mutual Funds: 7 accounts, $7,049.1 million total assets (0 accounts, $ 0 total assets for which the advisory fee is based on performance)
Other Pooled Investment Vehicles: 4 accounts, $1,344.2 million total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)
Other Accounts: 14 accounts, $3,745.2 million total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)

3.	Shareholders of the Fund will receive an Information Statement in the near future, as required under the Trust's Manager-of-Managers Exemptive Order, with more detailed information about TSW.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE